ALPS VARIABLE INVESTMENT TRUST

Morningstar Income and Growth ETF Asset Allocation Portfolio

(the “Portfolio”)

Supplement dated December 18, 2019

to the

Summary Prospectus and Statutory Prospectus for the Portfolio,

each dated April 30, 2019, as supplemented from time to time

Effective December 18, 2019, Carrie Scherkenbach and Brian Huckstep no longer serve as Portfolio Managers of the Portfolio. Therefore, all references to Ms. Scherkenbach and Mr. Huckstep serving in such capacity in the Summary Prospectus and Statutory Prospectus are hereby deleted. In addition, also effective as of the same date, the following changes are being made with respect to the Portfolio:

Summary Prospectus and Summary Section of Statutory Prospectus

With respect to the Summary Prospectus and the “Summary Section” of the Statutory Prospectus, the first paragraph of the “Performance” section is hereby deleted and replaced with the following:

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of a widely recognized, unmanaged index of securities, as appropriate. The 28% Russell 3000 TR USD/ 12% Morningstar Global Markets ex-US Index / 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index is the Portfolio’s primary benchmark.

With respect to the Summary Prospectus and the “Summary Section” of the Statutory Prospectus, the “Average Annual Total Returns” table in the “Performance” section is hereby deleted and replaced with the following table:

Average Annual Total Returns

(for the period ended December 31, 2018)

	1 Year	5 Years	10 years
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I	(3.99)%	2.86%	5.35%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	(4.25)%	2.61%	5.08%
28% Russell 3000 TR USD/ 12% Morningstar Global Markets ex-US Index/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)*	(3.20)%	3.75%	6.71%
14% Russell 3000 TR USD/ 12% MSCI ACWI Ex USA IMI NR USD/ 58% Bloomberg Barclays U.S. Universal TR USD/ 12% Citi WGBI NonUSD USD/ 10% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)	(3.25)%	3.78%	6.74%
40% S&P 500 Index/55% Bloomberg Barclays U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)	(1.37)%	4.94%	7.33%

*	The Morningstar Global Markets Index is replacing the MSCI All Country World Index as a component of the Fund’s primary benchmark. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period.

With respect to the Summary Prospectus and the “Summary Section” of the Statutory Prospectus, the section titled “Portfolio Managers” is hereby deleted and replaced in its entirety with the following:

PORTFOLIO MANAGERS

Jared Watts, Portfolio Manager. Mr. Watts joined MIM in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Andrew Lill, Americas CIO. Mr. Lill joined Morningstar Investment Management in 2013.

Steve Tagarov, CFA®, Senior Investment Analyst. Mr. Tagarov joined Morningstar Investment Management in 2015.

With respect to the Statutory Prospectus, the “Management of the Portfolios – Portfolio Managers – Morningstar Portfolios” section is hereby deleted and replaced in its entirety with the following:

Morningstar Portfolios. The individuals primarily responsible for management of the Morningstar Portfolios are the personnel of Morningstar Investment Management identified below (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”). Morningstar Investment Management employs a team-based approach to the management of the Morningstar Portfolios. The Portfolio Managers listed below are collectively responsible for the day-to-day management of each Morningstar Portfolio on behalf of the Sub-Adviser. No one person is principally responsible for making recommendations regarding the Morningstar Portfolio’s target asset allocation and investments.

Jared Watts, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. His responsibilities include the management of model-based portfolios, manager research, and capital markets research. Mr. Watts has more than 20 years of investment industry experience. Prior to joining Morningstar, Mr. Watts was an Investment Manager at Allstate Financial, where he helped manage fund relationships, asset allocation efforts, and investment product research. Prior to Allstate, Mr. Watts was at A.G. Edwards, where he conducted mutual fund and stock research. Mr. Watts holds a bachelor’s degree in finance from Southern Illinois University and a master’s degree in business administration, with honors, from Saint Xavier University, Graham School of Management with concentrations in portfolio management and financial analysis. Mr. Watts has managed the Portfolios since their inception in 2007.

Andrew Lill, Americas CIO. Mr. Lill joined Morningstar Investment Management in Australia as CIO, Asia Pacific in 2013 and transferred into the CIO, Americas role in December 2018. He is responsible for the investment management, portfolio construction and investment advice activities of Morningstar Investment Management across the Americas region. He has 25 years industry experience around the world advising investors and leading portfolio management teams. Prior to joining Morningstar Investment Management, Lill worked for AMP Capital Investors as head of investment solutions in the multi-asset group. Previously, he spent seven years with Russell Investment Group as director of consulting, Asia-Pacific, and ultimately as director of investment strategy. Lill holds a master's degree in economics from Cambridge University, England, and is a Fellow of the UK Institute of Actuaries.

Steve Tagarov, CFA®, Senior Investment Analyst: Mr. Tagarov joined Morningstar Investment Management in 2015. His responsibilities include supporting Target Risk Strategies, conducting manager research, manager due diligence, and he is a member of the Global Sectors team. Mr. Tagarov has more than 13 years of investment industry experience. Prior to joining Morningstar Investment Management, Mr. Tagarov was a Senior Investment Consultant at Aon Hewitt Investment Consulting. Mr. Tagarov is a chartered financial analyst, he holds a bachelor’s degree from Augustana College and he’s currently an MBA candidate at the University of Chicago Booth school of business.

Investors Should Retain This Supplement for Future Reference